                                                                   EXHIBIT 10.28

                                TRUST AGREEMENT

This Agreement is entered into effective as of December 31, 1994 by and between Ideal Insurance Company, Ltd. (hereinafter called INSURER) and Corporations listed on EXHIBIT "A" attached hereto (Collectively referred to as Producer),

                                   ARTICLE I

INSURER agrees to accept one hundred percent (100%) of the liability under each and every extended service contract certificate issued by PRODUCER.

                                  ARTICLE II

The PRODUCER shall pay to the INSURER the per contract amount equal to the accompanying rate schedule. Schedule "A" and "B" attached hereto.

                                  ARTICLE III

The liability of the INSURER shall begin upon acceptance of the funds from PRODUCER.

                                  ARTICLE IV

Each transmittal of certificates from PRODUCER to INSURER shall be accompanied by a statement setting forth both the number and dollar amount of certificates represented on each transmittal.

                                   ARTICLE V

Whenever this Agreement calls for written notice on the part of the parties hereto, said notice requirement will be satisfied by mailing the same via certified mail, postage prepaid, addressed to the concerned party as follows:

INSURER                 Ideal Insurance Company, Ltd.
                        2400 Louisiana Blvd. NE, Building 4, Suite 100 Albuquerque, New Mexico 87110

PRODUCER                Travis Boats & Motors, Inc.
                        13045 Research Blvd.
                        Austin, Texas  78750

This document may only be amended by a written document signed by both INSURER and PRODUCER through their authorized officers.


                        Ideal Insurance Company, Ltd.

                        By:  /s/ ??????????????
                             -------------------------
                        Its: Vice President
                             -------------------------
Attest:

/s/ ??????????????
- ------------------

                        Producer
                        ------------------------------

                        By:  /s/ ??????????????
                             -------------------------
                        Its: Secretary & Treasurer
                             -------------------------
Attest:

/s/ ??????????????
- ------------------

                                  EXHIBIT "A"
                              TO TRUST AGREEMENT


             Travis Boats & Motors, Inc., and subsidiary companies

                                TRUST AGREEMENT

                                    between

                         IDEAL INSURANCE COMPANY, LTD.

                                      and

                          TRAVIS BOATS & MOTORS, INC.

                               SCHEDULE PAGE "A"
                               ----------------


                FOR CONTRACTS DATED PRIOR TO DECEMBER 26, 1995
                ----------------------------------------------



                    REINSURANCE FEE OF $14.00 PER CONTRACT




                         IDEAL INSURANCE COMPANY, LTD.

                         By:  /s/ Jackie Fewell
                              ------------------------

Attest:                  Its: Vice President
                              ------------------------
/s/ Mia Goodwin
- ----------------------

                         TRAVIS BOATS & MOTORS, INC.

                         By:  /s/ Michael B. Perrine
                              ------------------------

Attest:                  Its: Secretary & Treasurer
                              ------------------------
/s/ Gretchen Smith
- ----------------------

                                TRUST AGREEMENT

                                    between

                         IDEAL INSURANCE COMPANY, LTD.

                                      and

                          TRAVIS BOATS & MOTORS, INC.

                               SCHEDULE PAGE "B"
                               ----------------


                  FOR CONTRACTS DATED AFTER DECEMBER 26, 1995
                  -------------------------------------------



                    REINSURANCE FEE OF $20.00 PER CONTRACT




                         IDEAL INSURANCE COMPANY, LTD.

                         By:  /s/ Jackie Fewell
                              ------------------------

Attest:                  Its: Vice President
                              ------------------------
/s/ Mia Goodwin
- ----------------------

                         TRAVIS BOATS & MOTORS, INC.

                         By:  /s/ Michael B. Perrine
                              ------------------------

Attest:                  Its: Secretary & Treasurer
                              ------------------------
/s/ Gretchen Smith
- ----------------------